                           OFI TREMONT CORE STRATEGIES HEDGE FUND
                           Supplement dated April 10, 2008 to the
                               Prospectus dated July 27, 2007

     This supplement amends the Prospectus dated July 27, 2007 as follows:

     1. The third  footnote  under the section titled "About the Fund - Fees and
Expenses of the Fund" on page 4 is deleted and replaced by the following:

             3. Interest  Payments on Borrowed Funds during the Fund's fiscal year ended March 31, 2007 were less than 0.005%. Effective
                March 31, 2008, the Fund entered into  a  Credit  Agreement which  enables  it to  participate  in a  committed,
                unsecured  credit  facility.  Interest is charged to the Fund, based on its borrowings.  The  Fund  also  pays  an  annual commitment  fee on  the  average unutilized amount of the
                credit facility.

     2.  The  third  paragraph  under  the  section  titled  "Other   Investment
Strategies -  Borrowing;  Use of Leverage" on page 23 is deleted and replaced by the following:

     Effective  March 31,  2008,  the Fund has entered  into a Credit  Agreement which  enables it to  participate  in a committed,  unsecured  credit  facility.
Borrowings  under the credit  facility  are  limited  to 15% of its net  assets.
Interest is charged to the Fund,  based on its borrowings and the Fund also pays an  annual  commitment  fee on  the  average  unutilized  amount  of the  credit facility.

April 10, 2008                                                PS0482.006